Exhibit a (xi) under Form N-1A
                                           Exhibit 3 (i) under Item 601/Reg. S-K


                          INDEPENDENCE ONE MUTUAL FUNDS

                                Amendment No. 11

                                       to

                              DECLARATION OF TRUST

                              dated January 9, 1989

      This Declaration of Trust is amended as follows:

A. Strike the first paragraph of Section 5 of Article III from the Declaration of Trust and substitute in its place the following:

      "Section 5. ESTABLISHMENT AND DESIGNATION OF SERIES OR CLASS. Without limiting the authority of the Trustees set forth in Article XII, Section8, inter alia, to establish and designate any additional Series or Class or to modify the rights and preferences of any existing Series or Class, the Series and Classes of the Trust shall be and are established and designated as

               Independence One Equity Plus Fund
                  Class Y Shares
                  Class B Shares

               Independence One Fixed Income Fund
                  Class Y Shares

               Independence One International Equity Fund
                  Class Y Shares

               Independence One Michigan Municipal Bond Fund
                  Class Y Shares

               Independence One Michigan Municipal Cash Fund
                  Class K Shares
                  Class Y Shares

               Independence One Prime Money Market Fund
                  Class K Shares
                  Class Y Shares

               Independence One Small Cap Fund
                  Class Y Shares

               Independence One U.S. Government Securities Fund
                  Class B Shares
                  Class Y Shares
                  Class K Shares, and

               Independence One U.S. Treasury Money Market Fund
                  Class K Shares"

      The undersigned hereby certify that the above-stated amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees on September 15, 1999.

      WITNESS the due execution hereof this 1st day of October, 1999.

/S/ ROBERT E. BAKER                       /S/ HARRY J. NEDERLANDER
------------------------------            ------------------------------
Robert E Baker                            Harry J. Nederlander

/S/ HAROLD BERRY                          /S/ THOMAS S. WILSON
------------------------------            ------------------------------
Harold Berry                              Thomas S. Wilson

/S/ NATHAN FORBES

Nathan Forbes

                          INDEPENDENCE ONE MUTUAL FUNDS

                                Amendment No. 12

                                       to

                              DECLARATION OF TRUST

                              dated January 9, 1989

      This Declaration of Trust is amended as follows:

A. Strike the first paragraph of Section 5 of Article III from the Declaration of Trust and substitute in its place the following:

      "Section 5. ESTABLISHMENT AND DESIGNATION OF SERIES OR CLASS. Without limiting the authority of the Trustees set forth in Article XII, Section 8, inter alia, to establish and designate any additional Series or Class or to modify the rights and preferences of any existing Series or Class, the Series and Classes of the Trust shall be and are established and designated as

               Independence One Equity Plus Fund
                  Class A Shares
                  Class B Shares
                  Institutional Shares

               Independence One Fixed Income Fund
                  Class A Shares
                  Class B Shares
                  Institutional Shares

               Independence One International Equity Fund
                  Class Y Shares

               Independence One Michigan Municipal Bond Fund
                  Class Y Shares

               Independence One Michigan Municipal Cash Fund
                  Class K Shares
                  Class Y Shares

               Independence One Prime Money Market Fund
                  Class K Shares
                  Class Y Shares

               Independence One Small Cap Fund
                  Class Y Shares

               Independence One U.S. Government Securities Fund
                  Class B Shares
                  Class Y Shares
                  Class K Shares, and

               Independence One U.S. Treasury Money Market Fund
                  Class K Shares"

      The undersigned hereby certify that the above-stated amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees on March 1, 2000.

      WITNESS the due execution hereof this 1st day of March, 2000.

/S/ ROBERT E. BAKER
------------------------------            ------------------------------
Robert E Baker                            Harry J. Nederlander

/S/ HAROLD BERRY                          /S/ THOMAS S. WILSON
------------------------------            ------------------------------
Harold Berry                              Thomas S. Wilson

/S/ NATHAN FORBES

Nathan Forbes